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                                                                  EXHIBIT 10.3.1

            FIFTH AMENDMENT TO SPLIT DOLLAR LIFE INSURANCE AGREEMENT

                           COLLATERAL ASSIGNMENT PLAN



       This Amendment relates to that certain Split Dollar Life Insurance Agreement made as of the 13th day of June, 1980 between CITY NATIONAL BANK and THE GOLDSMITH 1980 INSURANCE TRUST (the "Agreement") and shall hereby amend paragraph 7 thereof to provide that the Agreement shall terminate on May 15, 1998.

       Except as amended by the foregoing, the Agreement shall remain in full force and effect and without any other change.

       This Agreement is made and agreed to as of this 15th day of May, 1995.


THE GOLDSMITH 1980 INSURANCE TRUST         CITY NATIONAL BANK


By /s/ Bruce Leigh Goldsmith               By /s/ Richard H. Sheehan, Jr.
  --------------------------------------      -------------------------------
    BRUCE LEIGH GOLDSMITH                  Its Senior Vice President
           Trustee                             ------------------------------


By /s/ Russell David Goldsmith
  --------------------------------------
    RUSSELL DAVID GOLDSMITH
           Trustee


CITY NATIONAL BANK


By /s/ Greg Custer
  --------------------------------------
  GREG CUSTER  Assistant Trust Officer
               Trustee